Exhibit 99.3

SECURED PROMISSORY NOTE

$50,000	Ontario, California	March 11, 2019

1.       Principal. FOR VALUE RECEIVED, the undersigned, Focus Universal, Inc., a Nevada corporation (“Maker”), hereby unconditionally promises to pay to the order of Patrick Calderone or its assigns (“Payee”), in lawful money of the United States of America, the principal amount of fifty thousand Dollars ($50,000.00) together with a fixed interest rate of six percent (6%) per annum, payable as hereinafter provided.

2.       Payment of Principal and Interest. All principal of and interest accruing on this Note shall be due and payable in 12 equal, successive monthly installments of principal and interest due on the first day of each calendar month commencing on June 1st, 2019 and ending on June 1st, 2020 (each a “Payment Date”). On June 1st, 2020 (the “Maturity Date”) all amounts due under this Note shall become due and payable.

3.       Interest Rate. The principal amount due under this Note shall bear interest at a flat, fixed interest rate of six percent (6%) per annum, calculated from the initial Payment Date through to the date in which all amounts due under this Note are paid in full.

4.       Manner of Payments. All payments of interest and principal shall be made in lawful money of the United States of America no later than 12:00 PM on each Payment Date by wire transfer of immediately available funds to the Payee’s account at a bank specified by the Payee in writing to the Maker from time to time.

5.       Default Interest. If any amount payable hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such overdue amount shall bear interest at a rate of 10% from the date of such non-payment until such amount is paid in full.

6.       Computation of Interests. All computations of interest shall be made on the basis of a year of 365 days, as the case may be, and the actual number of days elapsed.

7.       Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable hereunder shall exceed the maximum rate of interest permitted to be charged by the Payee to the Maker under applicable Law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law.

8.       Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in calculating the amount of interest payable under this Note.

9.       Evidence of Debt. The Payee is authorized to record on the grid attached hereto as Exhibit A each payment or prepayment made by the Maker. The entries made by the Payee shall, to the extent permitted by applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Maker therein recorded; provided, however, that the failure of the Payee to record such payments or prepayments, or any inaccuracy therein, shall not in any manner affect the obligation of the Maker to repay (with applicable interest) the principal amount due under this Note, in accordance with the terms of this Note.

10.       Offset Payments: If there are any outstanding and/or delinquent payments that have not been paid, including but not limited to, federal or state taxes, unemployment compensation, or any undisclosed debt per the Stock Purchase Agreement signed between Patrick Calderone and Focus Universal, Inc. by the Payee, the Maker may deduct those amounts from the outstanding payments owed to the Payee.

11.       Prepayment.

a.        This Note may be prepaid at any time or from time to time, in whole or in part, without penalty.

b.       Each such prepayment shall be made by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

c.       Any partial prepayment of the outstanding principal balance shall in no way release, discharge or affect the obligation of the Maker to continue to make any other payments of principal or interest provided for herein until this Note is paid in full.

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12.       Application of Payments. Each payment on this Note (whether made when due or otherwise) shall be credited first, to late charges, fees and other charges due, including collection costs and attorneys' fees, second against interest then due, and the remainder of such payment shall be credited against the unpaid principal.

13.       Waiver. Maker and all endorsers, guarantors and all persons liable, or to become liable on this Note (each hereinafter referred to in this Section as the “Applicable Party”), jointly and severally, waive presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, notice of acceleration, notice of intent to accelerate, and any and all other notices or matters of a like nature, and consent to any and all renewals and extensions of the time of payment hereof. Each Applicable Party agrees that at any time and from time to time, without notice, (i) the terms of payment herein, or (ii) the terms of any guaranty of this Note, or (iii) the security described in any documents at any time securing this Note, may be modified, increased, changed or exchanged, in whole or in part, without in any way affecting the liability of any Applicable Party to pay the principal amount and interest due hereunder.

14.       Default by Maker. Any one or more of the following shall constitute an “Event of Default” by Maker under the terms of this Note:

a.        If Maker fails to pay any payment, whether at maturity or otherwise, of principal and interest upon the applicable Payment Date.

b.       If Maker defaults in the performance or observance of any of the covenants, conditions or agreements set forth in this Note.

c.       If Maker institutes proceedings to be adjudicated a voluntary bankrupt; consents to the filing of a bankruptcy proceeding against Maker; files or consents to filing of a petition or answer or consent seeking reorganization under the federal bankruptcy laws or any other similar applicable federal or state law; consents to the appointment or a receiver of liquidator or trustee or assignee in bankruptcy or insolvency of the Maker or a substantial part of Maker's property; an assignment for the benefit of creditors is made by the Maker; or Maker admits in writing of Maker's inability to pay Maker's debts generally as they become due.

15.       Remedies Upon Default. If an Event of Default occurs, at the option of Payee, and upon written demand, the Payee may accelerate the due date of this Note and declare the entire outstanding principal balance hereof, including all fees and costs (if any), and accrued but unpaid interest, immediately due and payable in full.

Each of the options, rights and remedies provided herein or available at law or in equity which may be exercised by Payee may be exercised separately or concurrently with any one or more other options, rights or remedies available to Payee. Failure to exercise any option, right or remedy shall not constitute a waiver of the right of the Payee to exercise such option, right or remedy in the event of or with respect to any prior, subsequent or concurrent transaction or occurrence of the same or a different kind or character.

16.       Severability. Every provision of this Note is intended to be severable. If any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

17.       Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California, without regard to its choice of law provisions.

18.       Notices. All notices, statements or demands shall be in writing and shall be served in person, by telegraph, by express mail, by certified mail or by private overnight delivery. Service shall be deemed conclusively made (i) at the time of service, if personally served, (ii) at the time (as confirmed in writing by the telegraphic agency) of delivery thereof to the addressee, if served telegraphically, (iii) twenty-four (24) hours (exclusive of weekends and national holidays) after deposit in the United States mail, properly addressed and postage prepaid, if served by express mail, (iv) five (5) calendar days after deposit in the United States mail, properly addressed and postage prepaid, return receipt requested, if served by certified mail, (v) twenty-four (24) hours after delivery by the party giving the notice, statement or demand to the private overnight deliverer, if served by private overnight delivery and (vi) at the time of electronic transmission, if a copy of such notice is mailed within twenty-four (24) hours after the transmission. Any party hereto may change its address for the purpose of receiving notices, demands or other communications as herein provided by a written notice given in the manner aforesaid to the other party or parties hereto.

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19.       Successors and Assigns. All the terms and provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

20.       Assignability. Maker's obligations hereunder are nontransferable and nonassignable without the prior written consent of Payee.

21.       Amendment. Neither this Note nor any term or provision hereof may be modified, amended or altered except by a written instrument approved by Payee and signed by Maker.

22.       Headings. Headings at the beginning of each numbered Paragraph of this Note are intended solely for convenience and are not to be deemed or construed to be a part of this Note.

23.       Time of the Essence. TIME IS EXPRESSLY DECLARED TO BE THE ESSENCE of each obligation of the Maker hereunder and in all matters concerning this Note, including all acts or things to be done or performed in connection herewith, and specifically of every provision of this Note in which time is an element.

24.       Legal Representation. Payee agrees and represents that such party has been represented by Payee’s own legal counsel with regard to all aspects of this Note, or if Payee is acting without legal counsel, that Payee has had adequate opportunity and has been encouraged to seek the advice of Payee’s own legal counsel prior to the execution of this Agreement. Legal counsel to the Maker is not, and shall not be deemed to be, counsel to the Payee and has not provided any advice or counsel to Payee.

25.       Jurisdiction. Any action whatsoever brought upon or relating to this Note shall be instituted and prosecuted in the state courts of California, or the federal district court therefore, and each party waives the right to change the venue. The parties hereto further consent to accept service of process in any such action or proceeding by certified mail, return receipt requested.

26.       Security Agreement. This Note shall be secured by the pledge and grant of a security interest in the “Collateral” as described in the Pledge and Security Agreement of Maker in favor or Payee of even date herewith.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Maker has executed this Note as of March 15th, 2019 (the “Effective Date”).

Focus Universal, Inc. a Nevada corporation
By_____________________ Name: Desheng Wang Title: Chief Executive Officer

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Exhibit A

PAYMENTS ON THE LOAN

Amount of Principal Paid	Unpaid Principal Amount of Note	Name and Signature of Person Making the Notation	Date of Payment

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